--------------------------------------------------------------------------------
EUROPEAN LARGE CAP
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                                                               [GRAPHIC OMITTED]

Alliance New
Europe Fund

Annual Report
July 31, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
September 20, 2001

Dear Shareholder:

Alliance Capital extends its deepest sympathy to all those affected by the tragic events of September 11, and our profound gratitude to all who have demonstrated such boundless courage and bravery in the rescue and recovery efforts. Our thoughts and prayers are with those whose lives have been forever changed by this terrible tragedy.

We are thankfully able to report that all Alliance Capital employees are safe. The firm is intact and all of our systems are fully functional. We did not have to enact our disaster or business recovery protocols, and we are conducting business across all markets.

At the moment, there are, of course, many economic and market unknowns. While we cannot know how the markets will continue to react to these or future events, history would indicate that panic selling at moments of crisis is neither wise nor ultimately profitable. Maintaining a long-term perspective and consulting with your financial advisor are more prudent courses of action.

This report contains the investment results, economic and market review, and investment outlook for Alliance New Europe Fund (the "Fund") for the annual reporting period ended July 31, 2001.

Investment Objective and Policies

This open-end fund seeks long-term capital appreciation through investments primarily in equity securities of companies based in Europe.

Investment Results

The following table provides performance results for the Fund and its benchmarks, the Morgan Stanley Capital International (MSCI) Europe Index and MSCI Europe Growth Index, for the six- and 12-month periods ended July 31, 2001. We have added the MSCI Europe Growth Index to this report for the first time as its "growth" stock emphasis is a good benchmark given the Fund's emphasis on growth stocks. Also included are the returns for the Lipper European Region Funds Average (the "Lipper Average"), which measures the Fund against a peer group of funds, for the corresponding periods.

INVESTMENT RESULTS*
Periods Ended July 31, 2001

                                                            --------------------
                                                               Total Returns
                                                            --------------------
                                                            6 Months   12 Months
--------------------------------------------------------------------------------

Alliance New Europe Fund
  Class A                                                    -20.41%     -24.45%
--------------------------------------------------------------------------------
  Class B                                                    -20.75%     -25.10%
--------------------------------------------------------------------------------
  Class C                                                    -20.77%     -25.07%
--------------------------------------------------------------------------------
MSCI Europe Index                                            -17.24%     -20.28%
--------------------------------------------------------------------------------
MSCI Europe Growth Index                                     -21.44%     -29.61%
--------------------------------------------------------------------------------
Lipper European Region Funds Average                         -18.32%     -23.89%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of July 31, 2001. All fees and expenses related to the operation of the Fund


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Total returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Morgan Stanley Capital International (MSCI) Europe Index is a market capitalization-weighted index of over 500 stocks traded in 16 European markets. The unmanaged MSCI Europe Growth Index is a market capitalization-weighted index of over 150 stocks traded in 16 European markets with a greater-than-average growth orientation. The unmanaged Lipper European Region Funds Average represents funds that invest in equity securities whose primary trading markets or operations are concentrated in the European region or in a single country within this region. These funds generally have similar investment objectives to the Fund, although investment policies for the various funds may differ. The Lipper Average, for the six- and 12-month periods ended July 31, 2001, reflects performance of 181 and 169 mutual funds, respectively. An investor cannot invest directly in an index or average, and its results are not indicative of any specific investment, including Alliance New Europe Fund.

      Additional investment results appear on pages 7-10.

For the six- and 12-months ended July 31, 2001, the Fund underperformed the MSCI Europe Index. The Fund's performance was also below its peer group average, the Lipper Average, for the corresponding periods under review. In relation to the MSCI Europe Growth Index, however, the Fund outperformed the index in both the six- and 12-month periods ended July 31, 2001.

Our bottom-up stock selection process, as is the usual case, influenced performance. Our process seeks to identify companies offering the best available combination of fundamental growth and valuation based on internally generated research provided by our nine industry-oriented European analysts located in London.

Stock selection was the major determinant of relative returns during the 12-month reporting period. Sector and currency allocation made positive contributions to returns. Weak relative returns from key investments in the consumer services sector, namely British Sky Broadcasting Group Plc., Vodafone Group Plc., and United Pan-European Communications NV, accounted for the majority of the negative contribution from stock selection. Weakness in Energis Plc., an alternative telecommunications carrier, and Alcatel, SA in the technology sector, accounted for the remainder of the Fund's poor performance. The weakness in these companies' shares and their impact on the Fund's performance was substantive enough to negate the positive returns achieved from strong stock selection in the financial and health care sectors. The positive influence from sector alloca-


--------------------------------------------------------------------------------
2 o ALLIANCE NEW EUROPE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

tion resulted from an underweight position in telecommunication utilities during a period of underperformance in this sector. Currency made a positive contribution to performance as a result of stock selection, which lead us to underweight euro-denominated securities during a period of weakness for this currency versus the U.S. dollar.

Economic and Market Review

Over the 12-month period ended July 31,2001,economic conditions in Europe deteriorated markedly. The initial slowdown in economic momentum caused by the spike in oil prices and decline of the euro in the summer of 2000 turned into a full-scale retreat in the spring of 2001, as deteriorating economic conditions in the U.S. spilled over into international markets. In the fixed income markets, a flight to quality led government bond yields to approach levels last seen during the summer of 1998. Spreads on corporate bonds, particularly high yield bonds, widened materially as investors shunned companies with weak balance sheets and poor cash flows. In the currency markets, the euro declined against the U.S. dollar on concerns over the outlook for European growth.

Waning economic momentum generally kept stocks under pressure during the 12-month period under review. High valuations and deteriorating earnings undermined investor confidence despite the modest improvement in the interest rate outlook. The increase in risk aversion led investors to favor "value" stocks over "growth" stocks while small cap stocks, those most exposed to domestic activity, generally fared better than their large-cap peers which declined in sympathy on weakening fundamentals along with their U.S. counterparts. The best performing stocks by industry during the reporting period were energy, basic materials and automobiles. None of the industries would generally be categorized as "growth" areas of the broader economy.

Investment Outlook

While we do not know what the future will bring, a careful analysis of history coupled with a prudent analysis of fundamentals is certainly a good starting point for discussion at this juncture. Prior to the events of Tuesday, September 11, 2001, we were of the mind that an economic recovery in the U.S. was beginning to take form based on movements in leading indicators such as new orders, interest rates, the money supply and credit spreads. While coincident or lagging indictors such as corporate earnings, consumer confidence and employment data remained poor, such factors were giving false positive indications 18 months ago when, in fact, the leading indicators were suggesting caution ahead. The fact that the leading indicators were continuing to firm suggested to us that the impact of monetary easing and the corrective actions taken by corporations was following with the traditional lags seen in other periods of recession-like conditions.

Unfortunately the events of September 11, if historical precedence holds, suggest a sharp and short deterioration in


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

economic activity and overall confidence. Should oil prices remain relatively stable, then the deterioration does not need to be substantial. As in prior periods such as 1973-74, 1980-81 and 1990-91, an external shock is likely to tip an economic slowdown into a traditional economic recession. In all three of the above cases, the external shock resulted in a sharp rise in prices that affected countries, companies and individuals around the world. The present shock largely affects the U.S., but could easily have magnified effects abroad should oil prices rise materially.

In prior periods, when an external shock hit an already weakened economic system, fiscal and monetary policy turned more accommodative in order to cushion the blow induced by the external shock. We have already started to see such a response and expect a continuation of such countermeasures in the next few months. So while we are concerned about the immediate future, we are far more sanguine about the medium turn. In fact, given the low levels of activity and inventory currently in evidence, a temporary suppression of these is likely to lead to a more pronounced recovery when it arrives. Such has been the case in prior periods such as those noted above, and even during times of war such as World War II and the Korean and Vietnamese Wars. The only risk we see to our positive outlook in the medium term, three to six months forward, is a prolonged and costly response from the U.S., which could drain confidence and supress economic activity beyond currently weak conditions.

Our expectation of an economic recovery beginning to take form late in 2001 in the U.S. and then spreading to Europe and Japan in due course was the foundation for our strategy of increasing cyclical exposure within the Fund's portfolio. This was very much in evidence in the Fund's transactions throughout the end of the summer. In fact, in days leading up to September 11, we were continuing to take advantage of stock-specific weakness to modestly increase our cyclical exposure, and further concentrate holdings within the Fund's portfolio. Our focus was on well capitalized, strongly managed companies at the forefront of the their respective industry. Given the weak sentiment in the market at the time, our work suggested that the majority of the companies in which the Fund held positions or to which we were adding active exposure were materially undervalued on the order of 25% or more.

Have the events of September 11, changed our disposition or focus? If anything, they have reinforced our belief in maintaining the highest "quality" portfolio we possibly can. We do not plan to turn defensive in this environment, although such a move might in fact seem correct over the very short term. Instead, we believe a three-tier approach is prudent in this environment. First, we will maintain positions in undervalued defensive growth stocks. In


--------------------------------------------------------------------------------
4 o ALLIANCE NEW EUROPE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

this category we would include GlaxoSmithKline Plc., Sanofi-Synthlabo, SA, Altana AG, Tesco Plc. and L'Oreal, SA for example. In the next few weeks, such investments could be used as a source of cash to fund increases or initiate positions in the second and third approaches noted below. The timing of this shift will depend on the extent of the undervaluation for stocks noted below, as well as evidence that a prolonged and costly response from the U.S. is not building up.

Secondly, the Fund's portfolio will emphasize non-defensive growth stocks where we know the fundamentals were intact before September 11 and where the impact of such an event should be relatively minor. Here too, we are emphasizing valuation in conjunction with growth and quality. In this category we would include CGNU Plc., Royal Bank of Scotland Group Plc., BNP Paribas, SA, Banco Bilbao Vizcaya Argentaria, SA and Altran AG, for example.

The third tier of our approach, and the one that should offer a solid investment opportunity in the medium term, is toward growth cyclicals. For companies in this category, the fundamentals remain murky in the near-term, but the company remains strongly positioned to capitalize on growth opportunities as and when economic conditions improve. It is in this area that we are emphasizing valuation most as growth drivers appear generally lacking at present. In fact, we have looked at the relationship between fundamentals and valuation for all companies in our universe, and at present find some of the best-managed companies in the world selling at multiples in relation to their fundamentals below their lowest level of fundamentals in the last 10 years. In other words, we are being given a chance to invest in great companies at great prices. Only in periods such as these can one get such an opportunity as psychology, rather than a careful appraisal of the medium-term potential of these enterprises, determines pricing in the marketplace. In this category, we include current and potential future investments such as WPP Group Plc., Accor, SA, CRH Plc., Atlas Copco AB Cl. A, and Bayersche Motoren Werke AG, for example.

Given the opportunity to own both great and good companies at great prices in this environment, a focus on the near future without regard to the medium term would be a material mistake in our opinion. In times of war, similar to the present time, stocks have generally undergone precipitous declines in value. Such declines have also generally pushed valuation in relation to fundamentals well below normal levels. Having liked the medium-term prospects for the majority of the Fund's portfolio before the terrorist attacks, at cheaper prices we clearly like many of them all the more at this point. If history repeats, and indeed we are correct about the medium-term potential of our investments, then patience will be rewarded in due course.


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 5

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you again for your interest and investment in Alliance New Europe Fund. We look forward to reporting to you in the ensuing months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Stephen M. Beinhacker

Stephen M. Beinhacker
Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Stephen M. Beinhacker

Stephen M. Beinhacker, Portfolio Manager, is Senior Portfolio Manager in the Global/International Group. Mr. Beinhacker has over 15 years of investment experience.


--------------------------------------------------------------------------------
6 o ALLIANCE NEW EUROPE FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE NEW EUROPE FUND
GROWTH OF A $10,000 INVESTMENT
7/31/91 TO 7/31/01

MSCI Europe Index: $29,073
Alliance New Europe Fund Class A: $27,202
Lipper European Region Funds Average: $26,090
MSCI Europe Growth Index: $24,224

[The following table was depicted as a mountain chart in the printed material.]

                                 Lipper European
                  Alliance New        Region       MSCI Europe    MSCI Europe
                  Europe Fund      Funds Average      Index      Growth Index
-------------------------------------------------------------------------------
     7/31/91        $ 9,575         $10,000          $10,000        $10,000
     7/31/92        $10,810         $10,719          $11,100        $11,571
     7/31/93        $11,621         $11,015          $11,313        $11,018
     7/31/94        $14,079         $13,333          $13,797        $13,083
     7/31/95        $16,926         $15,297          $16,451        $16,096
     7/31/96        $18,315         $16,723          $17,780        $17,562
     7/31/97        $23,585         $21,828          $24,589        $23,943
     7/31/98        $31,182         $29,209          $32,925        $39,761
     7/31/99        $30,286         $28,067          $32,410        $29,285
     7/31/00        $36,007         $34,144          $36,469        $34,414
     7/31/01        $27,202         $26,090          $29,073        $24,224


This chart illustrates the total value of an assumed $10,000 investment in Alliance New Europe Fund Class A shares (from 7/31/91 to 7/31/01) as compared to the performance of the appropriate broad-based indices and the Lipper European Region Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) Europe Index is a market capitalization-weighted index of over 500 stocks traded in 16 European markets.

The unmanaged MSCI Europe Growth Index is a market capitalization-weighted index of over 150 stocks traded in 16 European markets with a greater-than-average growth orientation.

The unmanaged Lipper European Region Funds Average represents funds that invest in equity securities whose primary trading markets or operations are concentrated in the European region or in a single country within this region. The Average reflects the performance of 19 funds (based on the number of funds in the average from 7/31/91 to 7/31/01). These funds have generally similar investment objectives to Alliance New Europe Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance New Europe Fund to the indices and average shown above, you should note that no charges or expenses are reflected in the performance of the indices. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance New Europe Fund.


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 7

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE NEW EUROPE FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 7/31

                              [BAR CHART OMITTED]

              Alliance New Europe Fund--Yearly Periods Ended 7/31
--------------------------------------------------------------------------------
                        Alliance          MSCI               MSCI
                       New Europe        Europe             Europe
                          Fund            Index          Growth Index
--------------------------------------------------------------------------------
      7/31/92            12.90%           11.00%            15.71%
      7/31/93             7.50%            1.92%            -4.77%
      7/31/94            21.15%           21.96%            18.74%
      7/31/95            20.22%           19.24%            23.03%
      7/31/96             8.21%            8.08%             9.11%
      7/31/97            28.78%           38.30%            36.34%
      7/31/98            32.21%           33.90%            28.47%
      7/31/99            -2.87%           -1.56%            -4.80%
      7/31/00            18.89%           12.52%            17.51%
      7/31/01           -24.45%          -20.28%           -29.61%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Total returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes.

The unmanaged Morgan Stanley Capital International (MSCI) Europe Index is a market capitalization-weighted index of over 500 stocks traded in 16 European markets. The unmanaged MSCI Europe Growth Index is a market capitalization-weighted index of over 150 stocks traded in 16 European markets with a greater-than-average growth orientation.


--------------------------------------------------------------------------------
8 o ALLIANCE NEW EUROPE FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
July 31, 2001

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $294.0
4/2/90                  Median Market Capitalization ($mil): $36,093
Class B Shares
3/5/91
Class C Shares
5/3/93

SECTOR BREAKDOWN

 29.8% Finance
 16.5% Consumer Services                  [PIE CHART]
 13.7% Health Care
  7.4% Energy
  7.4% Technology
  7.0% Consumer Staples
  5.6% Consumer Manufacturing
  4.1% Utilities
  2.0% Capital Goods
  1.7% Basic Industry
  1.0% Multi-Industry

  3.8% Short-Term

COUNTRY BREAKDOWN

 40.1% United Knigdom
 19.2% France                             [PIE CHART]
  6.6% Italy
  6.0% Spain
  5.8% Germany
  5.3% Ireland
  5.2% Netherlands
  2.3% Switzerland
  2.2% Sweden
  1.9% Finland
  1.0% Belgium
  0.6% Norway

  3.8% Short-Term

All data is as of July 31, 2001. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 9

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                     1 Year               -24.45%                   -27.67%
                    5 Years                 8.23%                     7.30%
                   10 Years                11.01%                    10.52%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                     1 Year               -25.10%                   -27.83%
                    5 Years                 7.41%                     7.41%
                10 Years(a)                10.40%                    10.40%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                     1 Year               -25.07%                   -25.76%
                    5 Years                 7.41%                     7.41%
            Since Inception*               10.23%                    10.23%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2001)

                            Class A           Class B         Class C
                            Shares            Shares          Shares
--------------------------------------------------------------------------------
                1 Year      -28.84%           -29.04%         -27.00%
               5 Years        6.69%             6.81%           6.80%
              10 Years       10.92%            10.80%(a)       10.30%*

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

Substantially all of the Fund's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since Inception date of Class C shares is 5/3/93.

(a) Assumes the conversion of Class B shares into Class A shares after 8 years.


--------------------------------------------------------------------------------
10 o ALLIANCE NEW EUROPE FUND

                                                           ---------------------
                                                           TEN LARGEST HOLDINGS
                                                           ---------------------

TEN LARGEST HOLDINGS
July 31, 2001

                                                                      Percent of
Company                                        U.S. $ Value           Net Assets
--------------------------------------------------------------------------------
Royal Bank of Scotland Group Plc.              $ 13,319,971                 4.5%
--------------------------------------------------------------------------------
CGNU Plc.                                        13,087,174                 4.4
--------------------------------------------------------------------------------
CRH Plc.                                         12,955,346                 4.4
--------------------------------------------------------------------------------
AstraZeneca Group Plc.                           12,799,492                 4.4
--------------------------------------------------------------------------------
British Sky Broadcasting Group Plc.              11,938,412                 4.1
--------------------------------------------------------------------------------
BP Plc.                                          11,252,095                 3.8
--------------------------------------------------------------------------------
Alleanza Assicurazioni                           10,758,794                 3.7
--------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria, SA              10,488,044                 3.6
--------------------------------------------------------------------------------
Standard Chartered Plc.                           9,825,991                 3.3
--------------------------------------------------------------------------------
Vodafone Group Plc.                               8,923,252                 3.0
--------------------------------------------------------------------------------
                                               $115,348,571                39.2%

MAJOR PORTFOLIO CHANGES
Six Months Ended July 31, 2001
                                                      --------------------------
                                                                Shares
                                                      --------------------------
                                                                       Holdings
Purchases                        Country                  Bought        7/31/01
--------------------------------------------------------------------------------
Carrefour, SA                    France                  149,734        149,734
--------------------------------------------------------------------------------
Credit Suisse Group              Switzerland              29,753         29,753
--------------------------------------------------------------------------------
ENI SpA                          Italy                   369,402        369,402
--------------------------------------------------------------------------------
Fortis (NL) NV                   Netherlands             116,861        116,861
--------------------------------------------------------------------------------
GlaxoSmithKline Plc.             United Kingdom          232,886        232,886
--------------------------------------------------------------------------------
Gucci Group NV                   Netherlands              70,000         70,000
--------------------------------------------------------------------------------
L'Oreal, SA                      France                   62,828         62,828
--------------------------------------------------------------------------------
San Paolo-IMI SpA                Italy                   329,338        329,338
--------------------------------------------------------------------------------
SAP AG                           Germany                  21,000         21,000
--------------------------------------------------------------------------------
Vivendi Universal, SA            France                   48,847         48,847
--------------------------------------------------------------------------------

                                                                       Holdings
Sales                            Country                    Sold        7/31/01
--------------------------------------------------------------------------------
Alcatel, SA                      France                  188,500             -0-
--------------------------------------------------------------------------------
Alleanza Assicuranzioni          Italy                   265,485        967,445
--------------------------------------------------------------------------------
Castorama Dubois
   Investissement, SA            France                   33,000             -0-
--------------------------------------------------------------------------------
Diageo Plc.                      United Kingdom          683,600             -0-
--------------------------------------------------------------------------------
Prudential Plc.                  United Kingdom          488,800             -0-
--------------------------------------------------------------------------------
Reuters Group Plc.               United Kingdom          389,962        252,738
--------------------------------------------------------------------------------
UniCredito Italiano SpA          Italy                 1,586,489             -0-
--------------------------------------------------------------------------------
United Pan-European
   Communications NV             Netherlands             504,884             -0-
--------------------------------------------------------------------------------
Vodafone Group Plc.              United Kingdom          819,780      4,079,118
--------------------------------------------------------------------------------
Zurich Financial
   Services AG                   Switzerland              12,336             -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 11

----------------------
SECTOR DIVERSIFICATION
----------------------

SECTOR DIVERSIFICATION
July 31, 2001

                                                                      Percent of
                                                  U.S. $ Value        Net Assets
--------------------------------------------------------------------------------
Basic Industry                                   $   4,995,248              1.7%
--------------------------------------------------------------------------------
Capital Goods                                        5,948,709              2.0
--------------------------------------------------------------------------------
Consumer Manufacturing                              16,188,773              5.5
--------------------------------------------------------------------------------
Consumer Services                                   48,207,102             16.4
--------------------------------------------------------------------------------
Consumer Staples                                    20,470,320              7.0
--------------------------------------------------------------------------------
Energy                                              21,665,797              7.4
--------------------------------------------------------------------------------
Finance                                             86,857,773             29.5
--------------------------------------------------------------------------------
Health Care                                         39,830,902             13.5
--------------------------------------------------------------------------------
Multi-Industry                                       2,863,548              1.0
--------------------------------------------------------------------------------
Technology                                          21,625,912              7.4
--------------------------------------------------------------------------------
Utilities                                           11,825,605              4.0
--------------------------------------------------------------------------------
Total Investments*                                 280,479,689             95.4
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities            13,493,741              4.6
--------------------------------------------------------------------------------
Net Assets                                       $ 293,973,430            100.0%
--------------------------------------------------------------------------------

*     Excludes short-term obligations.


--------------------------------------------------------------------------------
12 o ALLIANCE NEW EUROPE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
July 31, 2001

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks-95.4%
Belgium-1.0%
Interbrew(a)................................           108,865    $    2,857,599
                                                                  --------------

Finland-1.9%
Nokia Oyj...................................           257,814         5,673,307
                                                                  --------------

France-19.0%
Accor, SA...................................            82,945         3,338,411
Altran Technologies, SA.....................            14,584           741,386
Aventis, SA.................................            60,393         4,642,160
BNP Paribas, SA.............................            93,877         8,156,432
Business Objects, SA(a).....................            96,622         2,782,247
Carrefour, SA...............................           149,734         8,456,846
L'Oreal, SA.................................            62,828         4,559,964
Orange, SA(a)...............................           235,000         1,867,005
Pechiney, SA, Series A......................            55,010         2,815,719
Sanofi-Synthelabo, SA.......................           130,745         8,213,747
STMicroelectronics NV.......................            28,432           921,944
Thompson Multimedia.........................            18,682           599,903
TotalFinaElf................................            41,641         5,924,251
Vivendi Universal, SA.......................            48,847         2,863,548
                                                                  --------------
                                                                      55,883,563
                                                                  --------------
Germany-5.8%
Altana AG...................................           157,480         5,814,731
Bayersche Motoren Werke AG..................            74,872         2,633,524
Infineon Technologies AG....................           127,697         3,296,055
Muenchener Rueckversicherungs-
   Gesellschaft AG..........................             7,850         2,245,997
SAP AG .....................................            21,000         3,028,086
                                                                  --------------
                                                                      17,018,393
                                                                  --------------
Ireland-5.2%
Bank of Ireland.............................           255,421         2,413,638
CRH Plc. ...................................           754,672        12,955,346
                                                                  --------------
                                                                      15,368,984
                                                                  --------------
Italy-6.6%
Alleanza Assicurazioni......................           967,445        10,758,794
ENI SpA.....................................           369,402         4,489,451
San Paolo-IMI SpA...........................           329,338         4,080,345
                                                                  --------------
                                                                      19,328,590
                                                                  --------------
Netherlands-5.1%
ASML Holding NV(a)..........................            67,798         1,413,027
Fortis (NL) NV..............................           116,861         3,047,036
Gucci Group NV..............................            70,000         5,993,088
ING Groep NV................................            94,923         3,092,950
Koninklijke Philips Electronics NV..........            55,209         1,543,379
                                                                  --------------
                                                                      15,089,480
                                                                  --------------


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

Norway-0.6%
Royal Caribbean Cruises, Ltd. ..............            78,000    $    1,847,937
                                                                  --------------

Spain-5.9%
Banco Bilbao Vizcaya Argentaria, SA.........           856,811        10,488,044
Industria de Diseno Textil, SA (a)..........            89,406         1,437,818
Telefonica, SA..............................           448,822         5,466,447
                                                                  --------------
                                                                      17,392,309
                                                                  --------------
Sweden-2.2%
Atlas Copco AB Cl. A........................           245,400         5,207,323
Skandia Forsakrings AB......................           141,331         1,303,337
                                                                  --------------
                                                                       6,510,660
                                                                  --------------
Switzerland-2.3%
Credit Suisse Group.........................            29,753         5,038,064
Serono, SA, Cl. B...........................             1,731         1,633,397
                                                                  --------------
                                                                       6,671,461
                                                                  --------------
United Kingdom-39.8%
AstraZeneca Group Plc. .....................           257,790        12,799,492
Autonomy Corp. Plc.(a)......................            43,000           179,550
BP Plc. ....................................         1,353,144        11,252,095
British Airways Plc. .......................           850,178         4,155,780
British Sky Broadcasting Group Plc.(a)......         1,060,403        11,938,412
Centrica Plc. ..............................         1,895,406         6,010,087
CGNU Plc. ..................................           927,603        13,087,174
Dixons Group Plc. ..........................           677,057         2,211,990
Energis Plc.(a).............................           200,773           349,071
GlaxoSmithKline Plc. .......................           232,886         6,727,375
Logica Plc. ................................           256,071         2,514,364
Matalan Plc. ...............................           191,772         1,352,817
Pearson Plc. ...............................            20,432           312,435
Reuters Group Plc. .........................           252,738         3,065,128
Rio Tinto Plc. .............................           129,718         2,179,529
Royal Bank of Scotland Group Plc. ..........           584,164        13,319,971
Spirent Plc. ...............................           101,442           273,953
Standard Chartered Plc......................           851,222         9,825,991
Tesco Plc. .................................         1,284,841         4,595,911
Vodafone Group Plc. ........................         4,079,118         8,923,252
WPP Group Plc. .............................           166,056         1,763,029
                                                                  --------------
                                                                     116,837,406
                                                                  --------------
Total Common Stocks
   (cost $285,741,374)......................                         280,479,689
                                                                  --------------


--------------------------------------------------------------------------------
14 o ALLIANCE NEW EUROPE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Principal
                                                        Amount
Company                                                  (000)      U.S. $ Value
--------------------------------------------------------------------------------

Short-Term Investment-3.8%
Time Deposit-3.8%
Bank of New York
   3.625%, 8/01/01
   (cost $11,000,000).......................           $11,000    $   11,000,000
                                                                  --------------

Total Investments-99.2%
   (cost $296,741,374)......................                         291,479,689
Other assets less liabilities-0.8%..........                           2,493,741
                                                                  --------------

Net Assets-100%.............................                      $  293,973,430
                                                                  ==============

(a)   Non-income producing security.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 15

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
July 31, 2001

Assets
Investments in securities, at value (cost $296,741,374) ......    $ 291,479,689
Cash .........................................................          364,802
Foreign cash, at value (cost $2,220,718) .....................        2,223,154
Receivable for capital stock sold ............................        4,600,276
Dividends and interest receivable ............................          474,277
Receivable for investment securities sold ....................          163,113
                                                                  -------------
Total assets .................................................      299,305,311
                                                                  -------------
Liabilities
Payable for capital stock redeemed ...........................        2,905,100
Payable for investment securities purchased ..................        1,707,709
Advisory fee payable .........................................          232,109
Distribution fee payable .....................................          166,538
Accrued expenses .............................................          320,425
                                                                  -------------
Total liabilities ............................................        5,331,881
                                                                  -------------
Net Assets ...................................................    $ 293,973,430
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $     211,786
Additional paid-in capital ...................................      346,822,884
Accumulated net realized loss on investments
   and foreign currency transactions .........................      (47,780,415)
Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities ...............       (5,280,825)
                                                                  -------------
                                                                  $ 293,973,430
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($125,402,138 / 8,574,585 shares of capital
   stock issued and outstanding) .............................           $14.62
Sales charge--4.25% of public offering price .................              .65
                                                                         ------
Maximum offering price .......................................           $15.27
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($121,638,993 / 9,127,276 shares of capital
   stock issued and outstanding) .............................           $13.33
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($41,203,401 / 3,086,248 shares of capital
   stock issued and outstanding) .............................           $13.35
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($5,728,898 / 390,339 shares of capital
   stock issued and outstanding) .............................           $14.68
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE NEW EUROPE FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended July 31, 2001

Investment Income
Dividends (net of foreign taxes
   withheld of $498,471) ....................      $5,113,206
Interest ....................................         495,953      $  5,609,159
                                                   ----------
Expenses
Advisory fee ................................       3,328,886
Distribution fee - Class A ..................         443,234
Distribution fee - Class B ..................       1,517,908
Distribution fee - Class C ..................         522,712
Transfer agency .............................       1,207,415
Custodian ...................................         307,125
Printing ....................................         209,275
Administrative ..............................         134,000
Audit and legal .............................          95,538
Registration ................................          68,989
Directors' fees .............................          40,500
Miscellaneous ...............................          58,251
                                                   ----------
Total expenses ..............................                         7,933,833
                                                                   ------------
Net investment loss .........................                        (2,324,674)
                                                                   ------------
Realized and Unrealized Loss
on Investments and Foreign
Currency Transactions
Net realized loss on investment
   transactions .............................                       (45,593,064)
Net realized loss on foreign
   currency transactions ....................                           (81,536)
Net change in unrealized
   appreciation/depreciation of:
   Investments ..............................                       (50,230,312)
   Foreign currency denominated
     assets and liabilities .................                           (16,990)
                                                                   ------------
Net loss on investments and foreign
   currency transactions ....................                       (95,921,902)
                                                                   ------------
Net Decrease in Net Assets
   from Operations ..........................                      $(98,246,576)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 17

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Year Ended       Year Ended
                                                    July 31,         July 31,
                                                      2001             2000
                                                 =============    =============

Increase (Decrease) in Net Assets
from Operations
Net investment loss ..........................   $  (2,324,674)   $  (3,403,947)
Net realized gain (loss) on investments
   and foreign currency transactions .........     (45,674,600)      37,787,167
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ........     (50,247,302)      22,666,389
                                                 -------------    -------------
Net increase (decrease) in net assets
   from operations ...........................     (98,246,576)      57,049,609
Distributions to Shareholders from:
Net realized gain on investments and
   foreign currency transactions
   Class A ...................................     (12,358,303)      (6,199,548)
   Class B ...................................     (13,579,771)      (7,383,819)
   Class C ...................................      (4,740,986)      (2,364,210)
   Advisor Class .............................        (665,448)        (273,936)
Distributions in excess of net realized gain
   on investments and foreign currency
   transactions
   Class A ...................................      (1,069,425)              -0-
   Class B ...................................      (1,175,125)              -0-
   Class C ...................................        (410,261)              -0-
   Advisor Class .............................         (57,585)              -0-
Capital Stock Transactions
Net increase .................................       3,997,316       60,529,991
                                                 -------------    -------------
Total increase (decrease) ....................    (128,306,164)     101,358,087
Net Assets
Beginning of period ..........................     422,279,594      320,921,507
                                                 -------------    -------------
End of period ................................   $ 293,973,430    $ 422,279,594
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE NEW EUROPE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
July 31, 2001

NOTE A

Significant Accounting Policies

Alliance New Europe Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchange whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares have no distribution fees).

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


--------------------------------------------------------------------------------
20 o ALLIANCE NEW EUROPE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

During the current fiscal year, permanent differences, primarily due to foreign currency transactions and net operating losses resulted in a net decrease in accumulated net investment loss, a decrease in accumulated net realized loss on investments and foreign currency transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1.10% of the Fund's average daily net assets up to $100 million, .95 of 1% of the next $100 million of the Fund's average daily net assets and .80 of 1% of the Fund's average daily net assets over $200 million. Pursuant to the advisory agreement, the Fund paid $134,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 2001.

The Fund compensates Alliance Global Investor Services, Inc. (formerly, Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $915,495 for the year ended July 31, 2001.

For the year ended July 31, 2001, the Fund's expenses were reduced by $29,501 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $194,015 from the sale of Class A shares and $19,352, $297,064 and $42,938 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2001.

Brokerage commissions paid on investment transactions for the year ended July 31, 2001, amounted to $1,353,290. For the period from August 1, 2000 to October 31, 2000, no commission was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser (whose affiliation ended November 2, 2000), nor to DLJ directly. Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to July 31, 2001, no brokerage commission was paid to SCB.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets at-


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

tributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $6,140,967 and $1,160,765 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $295,477,154 and $324,916,986, respectively, for the year ended July 31, 2001. There were no purchases or sales of U.S. government and government agency obligations for the year ended July 31, 2001.

At July 31, 2001, the cost of investments for federal income tax purposes was $302,363,964. Accordingly, gross unrealized appreciation of investments was $15,739,375 and gross unrealized depreciation of investments was $26,623,650, resulting in net unrealized depreciation of $10,884,275 (excluding foreign currency transactions).

At July 31, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $334,573, all of which expires in 2009.

The Fund incurred and elected to defer post-October capital losses of $41,823,252 for the year ended July 31, 2001. These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

Forward Exchange Currency Contracts

The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions. Fluctuations in the value of forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate ac-


--------------------------------------------------------------------------------
22 o ALLIANCE NEW EUROPE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

count of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At July 31, 2001, the Fund had no outstanding forward foreign exchange currency contracts.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                   --------------------------       ----------------------------
                             Shares                            Amount
                   --------------------------       ----------------------------
                    Year Ended     Year Ended       Year Ended       Year Ended
                      July 31,       July 31,         July 31,         July 31,
                          2001           2000             2001             2000
                   -------------------------------------------------------------
Class A
Shares sold         32,062,641     12,040,188    $ 542,363,312    $ 255,504,479
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions        654,277         10,082       11,646,131          199,919
--------------------------------------------------------------------------------
Shares converted
  from Class B          82,202        350,122        1,330,624        7,779,759
--------------------------------------------------------------------------------
Shares redeemed    (32,315,755)   (11,078,163)    (550,146,882)    (235,992,947)
--------------------------------------------------------------------------------
Net increase           483,365      1,322,229    $   5,193,185    $  27,491,210
================================================================================

Class B
Shares sold          1,775,656      3,725,231    $  29,333,365    $  74,241,804
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions        824,144         44,134       13,450,033          815,592
--------------------------------------------------------------------------------
Shares converted
  to Class A           (76,051)      (376,227)      (1,330,624)      (7,779,759)
--------------------------------------------------------------------------------
Shares redeemed     (2,663,853)    (2,436,993)     (42,227,722)     (47,672,607)
--------------------------------------------------------------------------------
Net increase
  (decrease)          (140,104)       956,145    $    (774,948)   $  19,605,030
================================================================================

Class C
Shares sold          2,445,319      2,002,374    $  38,843,447    $  39,806,433
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions        296,000         26,728        4,836,643          494,202
--------------------------------------------------------------------------------
Shares redeemed     (2,769,449)    (1,547,905)     (43,463,473)     (30,569,146)
--------------------------------------------------------------------------------
Net increase
  (decrease)           (28,130)       481,197    $     216,617    $   9,731,489
================================================================================


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                   ---------------------------   -------------------------------
                              Shares                          Amount
                   ---------------------------   -------------------------------
                    Year Ended     Year Ended       Year Ended       Year Ended
                      July 31,       July 31,         July 31,         July 31,
                          2001           2000             2001             2000
                   -------------------------------------------------------------
Advisor Class
Shares sold          1,153,974        578,665    $  20,864,102    $  12,378,048
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions         37,404          1,062          668,024           21,094
--------------------------------------------------------------------------------
Shares redeemed     (1,235,258)      (402,599)     (22,169,664)      (8,696,880)
--------------------------------------------------------------------------------
Net increase
  (decrease)           (43,880)       177,128    $    (637,538)   $   3,702,262
================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2001.

NOTE G

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

The Fund has invested approximately 40% of its net assets in United Kingdom equity securities. Political, social or economic changes in this market may have a greater impact on the value of the Fund's portfolio due to this concentration.


--------------------------------------------------------------------------------
24 o ALLIANCE NEW EUROPE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ---------------------------------------------------------------------------------------
                                                                         Class A
                                  ---------------------------------------------------------------------------------------
                                                                    Year Ended July 31,
                                  ---------------------------------------------------------------------------------------
                                          2001             2000                1999             1998                1997
                                  ---------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........         $21.11           $18.57              $21.85           $18.61              $15.84
                                  ---------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment
  income (loss)(a) ............           (.04)            (.10)                .07              .05                 .07
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................          (4.82)            3.55                (.79)            5.28                4.20
                                  ---------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................          (4.86)            3.45                (.72)            5.33                4.27
                                  ---------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Distributions from net
  investment income ...........             -0-              -0-                 -0-              -0-               (.15)
Distributions in excess of net
  investment income ...........             -0-              -0-                 -0-            (.04)               (.03)
Distributions from net realized
  gain on investments and
  foreign currency
  transactions ................          (1.50)            (.91)              (2.56)           (2.05)              (1.32)
Distributions in excess
  of net realized gain on
  investments and foreign
  currency transactions .......           (.13)              -0-                 -0-              -0-                 -0-
                                  ---------------------------------------------------------------------------------------
Total dividends and
  distributions ...............          (1.63)            (.91)              (2.56)           (2.09)              (1.50)
                                  ---------------------------------------------------------------------------------------
Net asset value,
  end of period ...............         $14.62           $21.11              $18.57           $21.85              $18.61
                                  =======================================================================================
Total Return
Total investment return
  based on net asset
  value(b) ....................         (24.45)%          18.89%              (2.87)%          32.21%              28.78%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............       $125,402         $170,815            $125,729         $130,777             $78,578
Ratio of expenses to
  average net assets ..........           1.79%            1.65%(c)            1.80%(c)         1.85%(c)            2.05%(c)
Ratio of net investment
  income (loss) to average
  net assets ..................           (.23)%           (.46)%               .39%             .25%                .40%
Portfolio turnover rate .......             84%             103%                 89%              99%                 89%

See footnote summary on page 29.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  -------------------------------------------------------------------------------------------
                                                                         Class B
                                  -------------------------------------------------------------------------------------------
                                                                    Year Ended July 31,
                                  -------------------------------------------------------------------------------------------
                                          2001             2000                1999                1998                1997
                                  -------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........         $19.56           $17.39              $20.76              $17.87              $15.31
                                  -------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........           (.16)            (.23)               (.06)               (.08)               (.04)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................          (4.44)            3.31                (.75)               5.02                4.02
                                  -------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................          (4.60)            3.08                (.81)               4.94                3.98
                                  -------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Distributions in excess of net
  investment income ...........             -0-              -0-                 -0-                 -0-               (.10)
Distributions from net realized
  gain on investments and
  foreign currency
  transactions ................          (1.50)            (.91)              (2.56)              (2.05)              (1.32)
Distributions in excess
  of net realized gain on
  investments and foreign
  currency transactions .......           (.13)              -0-                 -0-                 -0-                 -0-
                                  -------------------------------------------------------------------------------------------
Total dividends and
  distributions ...............          (1.63)            (.91)              (2.56)              (2.05)              (1.42)
                                  -------------------------------------------------------------------------------------------
Net asset value,
  end of period ...............         $13.33           $19.56              $17.39              $20.76              $17.87
                                  ===========================================================================================
Total Return
Total investment return
  based on net asset
  value(b) ....................         (25.10)%          18.01%              (3.52)%             31.22%              27.76%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............       $121,639         $181,285            $144,570            $137,425             $66,032
Ratio of expenses to
  average net assets ..........           2.54%            2.38%(c)            2.50%(c)            2.56%(c)            2.75%(c)
Ratio of net investment loss
  to average net assets .......           (.98)%          (1.18)%              (.34)%              (.40)%              (.23)%
Portfolio turnover rate .......             84%             103%                 89%                 99%                 89%

See footnote summary on page 29.


--------------------------------------------------------------------------------
26 o ALLIANCE NEW EUROPE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  -------------------------------------------------------------------------------------------
                                                                         Class C
                                  -------------------------------------------------------------------------------------------
                                                                    Year Ended July 31,
                                  -------------------------------------------------------------------------------------------
                                          2001             2000                1999                1998                1997
                                  -------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........         $19.58           $17.41              $20.77              $17.89              $15.33
                                  -------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........           (.15)            (.23)               (.05)               (.08)               (.04)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................          (4.45)            3.31                (.75)               5.01                4.02
                                  -------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................          (4.60)            3.08                (.80)               4.93                3.98
                                  -------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Distributions in excess of net
  investment income ...........             -0-              -0-                 -0-                 -0-               (.10)
Distributions from net realized
  gain on investments and
  foreign currency
  transactions ................          (1.50)            (.91)              (2.56)              (2.05)              (1.32)
Distributions in excess
  of net realized gain on
  investments and foreign
  currency transactions .......           (.13)              -0-                 -0-                 -0-                 -0-
                                  -------------------------------------------------------------------------------------------
Total dividends and
  distributions ...............          (1.63)            (.91)              (2.56)              (2.05)              (1.42)
                                  -------------------------------------------------------------------------------------------
Net asset value,
  end of period ...............         $13.35           $19.58              $17.41              $20.77              $17.89
                                  ===========================================================================================
Total Return
Total investment return
  based on net asset
  value(b) ....................         (25.07)%          17.99%              (3.46)%             31.13%              27.73%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............        $41,203          $60,984             $45,845             $39,618             $16,907
Ratio of expenses to
  average net assets ..........           2.51%            2.36%(c)            2.50%(c)            2.56%(c)            2.74%(c)
Ratio of net investment loss
  to average net assets .......           (.95)%          (1.18)%              (.28)%              (.41)%              (.23)%
Portfolio turnover rate .......             84%             103%                 89%                 99%                 89%

See footnote summary on page 29.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  -------------------------------------------------------------------------------------------
                                                                      Advisor Class
                                  -------------------------------------------------------------------------------------------
                                                                                                                 October 2,
                                                                                                                    1996(d)
                                                              Year Ended July 31,                                        to
                                  ---------------------------------------------------------------------            July 31,
                                          2001             2000                1999                1998                1997
                                  -------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........         $21.18           $18.58              $21.79              $18.57              $16.25
                                  -------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment
  income (loss)(a) ............             -0-            (.01)                .13                 .08                 .11
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................          (4.87)            3.52                (.78)               5.28                3.76
                                  -------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................          (4.87)            3.51                (.65)               5.36                3.87
                                  -------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Distributions from net
  investment income ...........             -0-              -0-                 -0-                 -0-               (.09)
Distributions in excess of net
  investment income ...........             -0-              -0-                 -0-               (.09)               (.14)
Distributions from net realized
  gain on investments and
  foreign currency
  transactions ................          (1.50)            (.91)              (2.56)              (2.05)              (1.32)
Distributions in excess
  of net realized gain on
  investments and foreign
  currency transactions .......           (.13)              -0-                 -0-                 -0-                 -0-
                                  -------------------------------------------------------------------------------------------
Total dividends and
  distributions ...............          (1.63)            (.91)              (2.56)              (2.14)              (1.55)
                                  -------------------------------------------------------------------------------------------
Net asset value,
  end of period ...............         $14.68           $21.18              $18.58              $21.79              $18.57
                                  ===========================================================================================
Total Return
Total investment return
  based on net asset
  value(b) ....................         (24.42)%          19.21%              (2.54)%             32.55%              25.76%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............         $5,729           $9,196              $4,778              $3,143              $4,130
Ratio of expenses to
  average net assets ..........           1.48%            1.34%(c)            1.51%(c)            1.56%(c)            1.71%(c)(e)
Ratio of net investment
  income (loss) to average
  net assets ..................            .02%            (.06)%               .68%                .39%                .77%(e)
Portfolio turnover rate .......             84%             103%                 89%                 99%                 89%

See footnote summary on page 29.


--------------------------------------------------------------------------------
28 o ALLIANCE NEW EUROPE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                                                       Period
                                           Year Ended July 31,          Ended
                                        -------------------------    July 31,
                                         2000      1999      1998        1997
                                        ----------------------------------------
Class A                                 1.64%     1.78%     1.84%       2.04%
Class B                                 2.36%     2.49%     2.54%       2.74%
Class C                                 2.35%     2.49%     2.54%       2.73%
Advisor Class                           1.33%     1.50%     1.54%       1.71%(e)

(d)   Commencement of distribution.

(e)   Annualized.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 29

---------------------------
REPORT OF ERNST & YOUNG LLP
       INDEPENDENT AUDITORS
---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and
Board of Directors of
Alliance New Europe Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance New Europe Fund, Inc., including the portfolio of investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance New Europe Fund, Inc. at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
September 7, 2001


--------------------------------------------------------------------------------
30 o ALLIANCE NEW EUROPE FUND

                                                     ---------------------------
                                                     TAX INFORMATION (UNAUDITED)
                                                     ---------------------------

TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the tax basis long term capital gain distributions paid by the Fund during the fiscal year July 31, 2001 was $21,398,244.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2002.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 31

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

economic growth rate

The rate, usually measured annually, at which a nation's, industry's, community's, or company's income increases.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

valuation

The process of determining the value of an asset or company.


--------------------------------------------------------------------------------
32 o ALLIANCE NEW EUROPE FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $465 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 36 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 642 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/01.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 33

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
34 o ALLIANCE NEW EUROPE FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
David H. Dievler(1)
John H. Dobkin(1)
W.H. Henderson(1)
Stig Host(1)
Alan J. Stoga(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Stephen M. Beinhacker, Vice President
Russell Brody, Vice President
Mark D. Gersten, Treasurer & Chief Financial Officer
Edmund P. Bergan, Jr., Secretary
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 35

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
36 o ALLIANCE NEW EUROPE FUND

NOTES


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 37

Alliance New Europe Fund

1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

EURAR701